SCHEDULE 14A
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                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

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                           Whitney Holding Corporation
       -------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

        ----------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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


                                 [WHITNEY LOGO]




March 15, 2001


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To the Shareholders:

    Whitney Holding Corporation (the "Company") will hold its Annual Meeting of Shareholders on Wednesday, April 25, 2001, at 10:30 a.m. at the Pan-American Life Center, 601 Poydras Street, 11th Floor, New Orleans, Louisiana, for the following purposes:

          1. To elect one director to serve until the 2005 Annual Meeting and three directors to serve until the 2006 Annual Meeting.

          2. To ratify the selection of Arthur Andersen LLP as independent public accountants to audit the books of the Company and its subsidiaries for 2001.

          3. To vote on the proposal to approve the Whitney Holding Corporation 2001 Directors' Compensation Plan.

          4. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

         Only shareholders of record at the close of business on March 1, 2001 are entitled to notice of, and to vote at, this meeting.

                                    By order of the Board of Directors.

                                    /S/ Joseh S. Schwertz, Jr.

                                    JOSEPH S. SCHWERTZ, JR.
                                    Secretary


         --------------------------------------------------------------
              228 St. Charles Avenue, New Orleans, Louisiana 70130





                             YOUR VOTE IS IMPORTANT

         Whether or not you expect to attend the meeting, please mark, date, sign and promptly return the enclosed proxy in the accompanying envelope. No postage is required if mailed in the United States. You may later revoke your proxy and vote in person.

                                 [WHITNEY LOGO]




                             228 ST. CHARLES AVENUE
                          NEW ORLEANS, LOUISIANA 70130

                                 PROXY STATEMENT

         Whitney Holding Corporation (the "Company") is furnishing this proxy statement to its shareholders in connection with the solicitation of proxies on behalf of its Board of Directors for the 2001 Annual Meeting of Shareholders to be held on April 25, 2001 and at any adjournments or postponements thereof. Your proxy will be voted in the manner you specify if you properly and timely complete and return the proxy card. If you return the proxy but do not specify a manner of voting, the proxy will be voted FOR election of the nominees for directors hereinafter named, FOR ratification of the Board's selection of Arthur Andersen LLP as our independent public accountants and FOR approval of the Whitney Holding Corporation 2001 Directors' Compensation Plan.

         You may revoke your proxy by notifying the Company's secretary in writing or by filing a properly executed proxy of later date with the secretary at or before the Annual Meeting.

         We will begin mailing this Proxy Statement and related materials to shareholders on or about March 15, 2001 and will bear the cost of soliciting proxies. Directors, officers and regular employees of the Company and its banking subsidiary, Whitney National Bank (the "Bank"), may solicit proxies by mail, telephone, facsimile machine or personal interview, but will not receive additional compensation.

                     VOTING SECURITIES AND PRINCIPAL HOLDERS

         Only shareholders of record as of the close of business on March 1, 2001 are entitled to notice of and to vote at the meeting. On that date, 26,248,248 shares of common stock, our only class of authorized stock, were outstanding. Each share is entitled to one vote.

         As of March 1, 2001, the person or entity named below was, to our knowledge, the only beneficial owner of more than 5% of our outstanding stock, as defined by Rule 13d-3 of the Securities and Exchange Commission.

        Name and Address                     Shares Beneficially      Percent of
        of Beneficial Owner                       Owned (1)              Class
                                             -------------------      ----------
        Estate of William G. Helis............... 1,318,709                5.02%
         a Louisiana partnership, and affiliates
         912 Whitney Building
         New Orleans, Louisiana 70130

(1)  Includes  direct  and  indirect  ownership.  Based  on  Amendment  No. 1 to
     Schedule 13D, dated December 31, 1990 as filed with the Securities and Exchange Commission. David A. Kerstein, an attorney, has shared voting and investment power with respect to 1,119,960 shares owned by the Estate of William G. Helis by virtue of his status as co-executor, co-administrator and co-trustee for, and under revocable delegations of authority given by, several successions, trusts and natural persons who in the aggregate have a 100% partnership interest, and under a revocable delegation of authority given by the partnership itself. This figure also includes Mr. Kerstein's shared voting and investment power with respect to 113,064 shares owned by the Succession of William G. Helis, Jr., of which he serves as co-executor, and 6,685 shares owned by The Helis Foundation, of which he serves as principal manager. Mr. Kerstein disclaims beneficial ownership of all such shares.

                              ELECTION OF DIRECTORS

         The Company's charter provides for a Board of Directors of five to twenty-five persons, divided into five classes serving staggered five-year terms. By Board resolution, the number of directors has been set at 17, of whom four are to be elected this year. The Board nominates Eric J. Nickelsen, William A. Hines, Alfred S. Lippman and Carroll W. Suggs. Mr. Nickelsen was appointed in August, 2000 to fill a vacancy on an expanded Board, and pursuant to the Company's Charter, must stand for election by the shareholders at the 2001 Annual Meeting. He is nominated to a term expiring at the 2005 Annual Meeting and is expected to stand for re-election to a full five-year term at that time. Messrs. Hines and Lippman and Ms. Suggs, who were elected at prior shareholder meetings, are nominated to serve until the 2006 Annual Meeting.

    Directors will be elected by a plurality of the votes actually cast. We will disregard abstentions and broker nonvotes. We expect that each nominee will be available for election. If a nominee is unavailable, the proxies will cast your vote for any substitute nominee the Board recommends.

         The following table sets forth information we obtained from the nominees and other directors about (a) their principal occupations for the last five years, (b) directorships they hold with other public companies and (c) their beneficial ownership of the Company's outstanding stock as of December 31, 2000. Also included is the beneficial stock ownership of each of the named executive officers in the Summary Compensation Table.

                BENEFICIAL OWNERSHIP OF DIRECTORS AND MANAGEMENT
                              AND OTHER INFORMATION


                                                                                            Shares        Percent
                                                                       Director  Term    Beneficially        of
Name and Age                          Principal Occupation              Since   Expires   Owned (1)        Class
------------                          --------------------             -------  -------   --------        -------
Nominees for Term Expiring 2005
Eric J. Nickelsen, 56               Real Estate Developer and             2000  2001       4,000 (2)     *
                                    Part Owner, John S. Carr &
                                    Company, Inc. (January 1998 to
                                    present); Former Chairman of the
                                    Board, CEO and President, Barnett
                                    Bank of West Florida (December
                                    1993 to January 1998)

Nominees for Term Expiring 2006

William A. Hines, 64                Chairman of the Board,                1986  2001    157,800 (3)(4)   *
                                    Nassau Holding Corporation
                                    (holding company of entities
                                    in oil field service industry);
                                    Director, Unifab International, Inc.

Alfred S. Lippman, 62               Managing Member, Lippman,             1996  2001     71,413 (3)(5)   *
                                    Mahfouz & Martin, L.L.C.
                                    Attorneys at Law

Carroll W. Suggs, 62                Chairman, Chief Executive             1996  2001      6,500 (3)(6)   *
                                    Officer and President,
                                    Petroleum Helicopters, Inc.;
                                    Director, Global Marine, Inc.

                                                                                           Shares         Percent
                                                                       Director  Term    Beneficially        of
Name and Age                          Principal Occupation             Since    Expires   Owned (1)        Class
------------                          --------------------             -----    -------   ---------        -------
Directors with Continuing Terms
Guy C. Billups, Jr., 73             Former Chairman of the Board       1997     2002    440,898 (3)(7)    1.68%
                                    of Merchants Bancshares, Inc. and
                                    Merchants Bank & Trust Company,
                                    retired 1997; Director, Billups
                                    Plantation, Inc. (farming)

Harry J. Blumenthal, Jr., 55        President, Blumenthal              1993     2004     20,725  (3)(8)   *
                                    Print Works, Inc.
                                    (textiles manufacturing)

Joel B. Bullard, Jr., 50            President, Joe Bullard             1994     2004     17,996  (3)(9)   *
                                    Automotive Companies

James M. Cain, 67                   Former Vice Chairman, Entergy      1987     2002      8,489  (3)(10)  *
                                    Corp. (utility holding company);
                                    former Chairman of the Board,
                                    Chief Executive Officer and
                                    President, Louisiana Power and
                                    Company(electric utility);
                                    Former Director, Chief Executive
                                    Officer and President, New
                                    Orleans Public Service, Inc.,
                                    retired 1993

Angus R. Cooper II, 58              Chairman and Chief Executive       1994     2004    147,290  (3)(11)  *
                                    Officer, Cooper/T. Smith Corp.
                                    (shipping service company);
                                    Director, Friede Goldman
                                    Halter, Inc.

Robert H. Crosby, Jr., 80           Chairman of the Board and          1972     2002     19,727  (3)(12)  *
                                    Chief Executive Officer,
                                    Crosby Land & Resources
                                    (timberland holdings, oil
                                    and gas production)

Richard B. Crowell, 62              Attorney, Crowell & Owens;         1983     2002   182,897 (3)(13)    *
                                    Director, CLECO

John J. Kelly, 66                   Chairman, Louisiana                1986     2005    11,041 (3)(14)    *
                                    Technology Council; Former
                                    President, Textron Marine and
                                    Land Systems (designs and builds
                                    builds advanced technology
                                    vehicles and craft), retired 1999



                                                                                            Shares        Percent
                                                                       Director  Term    Beneficially        of
Name and Age                          Principal Occupation              Since   Expires   Owned (1)        Class
------------                          --------------------              -----   -------   ---------        -------
E. James Kock, Jr., 72              Former President, Bowie             1965    2003    53,384(3)(15)     *
                                    Lumber Associates, Downmans
                                    Associates, Jeanerette Lumber &
                                    Shingle Co., Ltd. and White
                                    Castle Lumber & Shingle Co., Ltd.
                                    (land and timber holdings, and
                                    investments), retired 1993

William L. Marks, 57                Chairman of the Board and           1990    2005     291,358 (16)    1.11%
                                    Chief Executive Officer of
                                    the Company and the Bank

R. King Milling, 60                 President of the Company            1979    2003     129,858 (17)    *
                                    and the Bank

John G. Phillips, 78                Former Chairman of the Board        1972    2003      12,200 (3)(18) *
                                    and Chief Executive Officer, The
                                    Louisiana Land and Exploration
                                    Company (oil and gas exploration
                                    and production), retired 1985

John K. Roberts, Jr., 64            Former Chairman of the Board,       1985    2002     17,550(3)(19)   *
                                    Pan-American Life Insurance
                                    Company (markets and services
                                    life, health and retirement
                                    insurance), retired 2000

Executive Officers

Robert C. Baird, Jr., 50            Executive Vice President of        -        -        66,057 (20)     *
                                    the Company and the Bank

John C. Hope III, 51                Executive Vice President           -        -        88,272 (21)     *
                                    of the Company and the Bank

Kenneth A. Lawder, Jr., 59          Executive Vice President           -        -        99,852 (22)     *
                                    of the Company and the Bank

All 23 directors and executive
officers of the Company as a group                                                    2,529,720 (23)     9.64%

 * Less than 1% of the outstanding common stock.

(1) Ownership shown includes direct and indirect ownership and, unless otherwise noted and subject to community property laws where applicable, each of the shareholders has sole investment and voting power with respect to reported holdings.

(2)      Mr. Nickelsen is a member of the Company's Executive Committee.

(3) These share totals for the directors noted include the following shares subject to option that have been granted pursuant to the Directors' Compensation Plan. All such options are immediately exercisable: Mr. Billups' share total includes options on 3,000 shares; Mr. Blumenthal's share total includes options on 7,000 shares; Mr. Bullard's share total includes options on 6,000 shares; Mr. Cain's share total includes options on 7,000 shares; Mr. Cooper's share total includes options on 6,000 shares; Mr. Crosby's share total includes options on 7,000 shares; Mr. Crowell's share total includes options on 3,000 shares; Mr. Hines' share total includes options on 7,000 shares; Mr. Kelly's share total includes options on 7,000 shares; Mr. Kock's share total includes options on 5,000 shares; Mr. Lippman's share total includes options on 5,000 shares; Mr. Phillip's share total includes options on 7,000 shares; Mr. Roberts' share total includes options on 7,000 shares; and Ms. Suggs' share total includes options on 5,000 shares.

(4) Mr. Hines is a member of the Company's Executive Committee. His total shares include 5,000 shares owned by a relative of Mr. Hines for which beneficial ownership is disclaimed.

(5) Mr. Lippman is a member of the Company's Audit and Executive Committees. Mr. Lippman's total shares include 37,613 shares held for the benefit of Mr. Lippman in the Lippman, Mahfouz & Martin 401(k) Savings & Retirement Plan.

(6)      Ms. Suggs is a member of the Company's Compensation Committee.

(7) Mr. Billups' total shares include 2,200 shares that are held by his spouse for which Mr. Billups disclaims beneficial ownership.

(8) Mr. Blumenthal is a member of the Company's Audit and Executive Committees. His total shares include shared voting and investment power with respect to 7,425 shares owned by a member of Mr. Blumenthal's family, for which beneficial ownership is disclaimed.

(9) Mr. Bullard is a member of the Company's Nominating Committee. Mr. Bullard's total shares include 2,250 shares in a profit sharing trust, and 5,240 shares in family trusts, for which beneficial ownership is disclaimed.

(10) Mr. Cain is a member of the Company's Audit, Executive and Nominating Committees.

(11) Mr. Cooper is a member of the Company's Compensation and Executive Committees.

(12) Mr. Crosby is a member of the Company's Compensation and Executive Committees. His total shares include 450 shares owned by a member of his family and 6,750 shares owned by a partnership of which Mr. Crosby is an officer and a director in which he has a beneficial interest. His total shares also include 7 shares owned by an investment club of which a member of Mr. Crosby's family is a member.

(13) Mr. Crowell is a member of the Company's Audit Committee. His total shares include 64,788 shares owned by members of Mr. Crowell's family and family trusts, for which beneficial ownership is disclaimed.

(14)     Mr. Kelly is a member of the Company's Compensation and Executive
         Committees.

(15) Mr. Kock is a member of the Company's Executive and Nominating Committees. His share total includes 8,440 shares over which Mr. Kock holds a usufruct, 4,308 shares owned by several trusts for the benefit of his children, for which he serves as trustee and for which beneficial ownership is disclaimed and 3,578 shares owned by members of Mr. Kock's family, for which he disclaims beneficial ownership.

(16) Mr. Marks is an ex-officio member of the Company's Executive and Nominating Committees. His share total includes the following restricted and optioned shares granted pursuant to the Company's Long-Term Incentive Program: 36,500 shares of restricted stock and options on 145,633 shares, all immediately exercisable. His share total also includes 3,527 shares of stock held for the benefit of Mr. Marks in the Company's Savings Plus Plan.

(17) Mr. Milling is an ex-officio member of the Company's Executive Committee. His share total includes the following restricted and optioned shares granted pursuant to the Company's Long-Term Incentive
         Program: 13,821 shares of restricted stock and options on 39,563 shares, all immediately exercisable. His share total also includes 3,622 shares of stock held for the benefit of Mr. Milling in the Company's Savings Plus Plan.

(18)     Mr. Phillips is a member of the Company's Compensation Committee.

(19) Mr. Roberts is a member of the Company's Audit, Compensation and Executive Committees.

(20) Mr. Baird's share total includes the following restricted stock and shares subject to option granted pursuant to the Company's Long-Term Incentive Program: 10,060 shares of restricted stock and options on 42,000 shares, all immediately exercisable. His share total includes 10 shares of stock owned by Mr. Baird's son for which beneficial ownership is disclaimed and includes 1,523 shares of stock held for the benefit of Mr. Baird in the Company's Savings Plus Plan.

(21) Mr. Hope's share total includes the following restricted stock and shares subject to option granted pursuant to the Company's Long-Term Incentive Program: 10,060 shares of restricted stock and options on 42,000 shares, all immediately exercisable. His share total also includes 8,460 shares of stock held for the benefit of Mr. Hope in the Company's Savings Plus Plan.

(22) Mr. Lawder's share total includes the following restricted stock and shares subject to option granted pursuant to the Company's Long-Term Incentive Program: 9,580 shares of restricted stock and options on 56,314 shares, all immediately exercisable. His share total also includes 1,387 shares of stock held for the benefit of Mr. Lawder in the Company's Savings Plus Plan.

(23) The Bank serves as trustee of the Savings Plus Plan Trust, which held 346,900 shares (1.32%) as of December 31, 2000. An executive officer of the Company serves with other Bank employees on a committee which makes voting decisions with respect to these shares. The Bank also serves as trustee of the Company's Retirement Plan Trust, which held 219,800 shares (.84%) as of December 31, 2000. An executive officer of the Company serves with other Bank employees on a committee which makes voting and investment decisions with respect to these shares. Such shares have been included only once in calculating the beneficial ownership of all officers and directors as a group.

                        INFORMATION CONCERNING MANAGEMENT

    Board Committees. The Company has Nominating, Compensation and Audit Committees. The Nominating Committee is composed of Messrs. Bullard, Cain and Kock and held two meetings during 2000. The Company has not fully defined the Nominating Committee's functions and operating procedures. The Compensation Committee is composed of Messrs. Cooper, Crosby, Kelly, Phillips and Roberts and Ms. Suggs and is discussed below.

         The Audit Committee is composed of directors, who are independent as defined under the NASD listing standards. Information regarding the functions performed by the Committee, its membership, and the number of meetings held during the fiscal year, is set forth in the "Report of the Audit Committee," included below. The Audit Committee is governed by a written charter approved by the Board of Directors. A copy of this charter is included in Appendix A.

    The Company's Board held 12 meetings in 2000. All directors other than Messrs. Crosby and Hines attended at least 75% of the aggregate number of meetings of the Board and the committees of the Company on which they served.

Report of the Audit Committee

    The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Committee reviewed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles and underlying estimates and significant judgements used in the financial statements. Management has represented to us that the financial statements were prepared in accordance with generally accepted accounting principles.

    The Committee reviewed with the Independent Public Accountants (IPA), who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards. In addition, the Committee has discussed with the IPA their independence from management and the Company including the matters in the written disclosures required by the Independence Standards Board and considered the compatibility of nonaudit services with the IPA's independence.

    The Committee discussed with the Company's Internal Auditors and IPA the overall scope and plans for their respective audits. The Committee meets with the Internal Auditors and the IPA to discuss the results of their audits, their evaluations of the Company's systems of internal controls, and the overall quality of the Company's financial reporting. Both the Internal Auditors and IPA have unrestricted access to the Audit Committee. The Committee held five meetings during fiscal year 2000.

    In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2000 for the filing with the Securities and Exchange Commission. The Committee and the Board have also recommended, subject to shareholder approval, the selection of the Company's IPA.

                                 Whitney Holding Corporation Audit Committee

                                     Richard B. Crowell, Chairman
                                     Harry J. Blumenthal, Jr.
                                     James M. Cain
                                     Alfred S. Lippman
                                     John K. Roberts, Jr.

    Compensation of Directors. All Company directors are also directors of the Bank. Except for stock awards and options described below, we do not pay directors for attendance at Company board meetings. During 2000, the Bank paid its non-officer directors annual fees of $12,000 and $750 for each day on which the director attended one or more Bank board or committee meetings.

    In 1994, our shareholders approved the Directors' Compensation Plan and in 1996 approved an amendment to the plan. For each non-employee director, this plan (a) awards 300 shares of common stock annually, (b) grants 1,000 non-qualified stock options annually, and (c) allows directors to defer all or part of their annual stock award and fees. Any deferred amounts are credited to a bookkeeping account we maintain for each director. Directors can allocate deferred amounts among an equity fund, a fixed income fund, a money market fund and credits representing shares of the Company's common stock. Earnings and losses based on the performance of the selected investments are periodically credited to each director's account; however, the Company is not required to actually acquire any asset based on the directors' allocations. We established a rabbi trust and, as long as this plan continues, we intend to contribute to this trust to fund our obligations under the plan. Plan benefits are distributed as designated by each director, which is usually after the director is no longer on the board. Benefits are equal to the amount credited to a director's account at the time of distribution. If approved by the shareholders, the 2001 Directors' Compensation Plan will amend and restate this plan and provide for an increase in benefits.

                          EXECUTIVE COMPENSATION REPORT

         Six  independent,   non-employee   directors  serve  on  the  Company's
Compensation Committee. The Compensation Committee establishes, reviews and administers the Company's executive compensation programs, sets the Chief Executive Officer's salary, and approves salary adjustments for other executive officers, as the Chief Executive Officer recommends. The Compensation Committee met four times during 2000 and provides the following report on executive compensation for the 2000 fiscal year.

Compensation Goals:

    Each year, the committee reviews the compensation practices of our peer bank group and the national banking industry to establish a program that is slightly above the median of these groups. The Company's peer bank group consists of 11 high performing banks located in the south central United States, consisting of AmSouth, Bancorp South, Compass, Cullen/Frost Bankers, First Tennessee, Hancock, Hibernia, Trustmark, Union Planters, Regions and SouthTrust.

    The executive compensation program consists of four basic components:
      o   Base salary;
      o   Short-term bonuses;
      o   Long-term incentives; and
      o   Executive benefits

    In addition, executives participate in the benefit plans, and programs that are generally available to all employees of the Company and the Bank, such as the Bank's retirement and 401(k) plans.

         Base Salary. The base salary of each Executive Officer is reviewed annually using salary survey market data developed by the Bank's Human Resource Department and outside compensation consultants. Each year, the Committee reviews adjustments to base salary recommended by the Company's Chief Executive Officer for the Bank's Executive Officers. After considering an assessment of each individual officer's performance, market salary survey data, and Chief Executive Officers recommendations, the Committee sets the annual base salary of Executive Officers effective as of July 1.

         Short-Term Bonuses. Short-term bonuses are cash compensation awarded annually under the Company's Executive Compensation Plan, provided designated performance goals are achieved. The maximum amount that can be awarded as a short-term bonus in any year is 60% of an executive's base salary with one exception; the Chairman and CEO can earn up to 75% of base salary in the form of a short-term bonus. The Committee may set the amount of any short-term bonus to be paid based upon an assessment of Company performance and each individual executive's performance subject to the maximum award percentage.

         For 2000, the performance goals designated by the committee related to the Company's return on average assets and return on average equity, when measured against our peer bank group. The Committee determined that the 2000 performance goals were satisfied and awarded the following bonuses to the named executives: William L. Marks, $392,200; R. King Milling, $196,560; Kenneth A. Lawder, Jr., $100,234; John C. Hope, $114,170; Robert C.Baird, Jr. $114,170. The
total of these awards is $917,334.

         Long-Term Incentives. Long-term incentives, as provided for in the 1997 Whitney Holding Corporation Long-Term Incentive Plan that was approved by the shareholders, are intended to link the financial performance of the Company to the financial interests of its executives. During 2000, the committee made target awards of performance-based restricted stock subject to a three-year vesting requirement. The Committee will determine the amount of any final award (between 0% and 200% of the target award) at the end of a three-year performance cycle. These awards will be based upon the attainment of performance goals during the three-year period that relate to the Company's return on average assets and return on average equity when compared to the peer bank group.

         In 2000, the Committee also awarded incentive and nonqualified options under the 1997 Long-Term Incentive Plan to the named executives, which they can exercise from six months and one day after the date of grant to ten years from the date of grant. The exercise price of these options is the fair market value of the Company's common stock, determined as of the date the options were granted.

         Executive Benefits. Executives are also eligible to participate in a noncontributory, supplemental retirement plan and may defer the receipt of compensation through the Company's Deferred Compensation Plan. The Committee believes that these plans are necessary to ensure that the Company's executive compensation package provides sufficient opportunity to accumulate the funds necessary for retirement.

Compensation of Chief Executive Officer and Chairman:

The executive compensation practices described above were used by the Committee to set the compensation of William L. Marks, the Chief Executive Officer and Chairman of the Company and the Bank, at a level slightly above the median of our peer bank group. Effective July 1, 2000, the committee approved a 5.56% base salary increase for Mr. Marks, raising his annual base salary from $720,000 to $760,000. With respect to fiscal year 2000, Mr. Marks was awarded a $392,200 bonus under the Executive Compensation Plan. This bonus was based solely on the Company's attainment of performance goals related to return on average assets and return on average equity, when compared to the peer bank group.

         Mr. Marks also received a target award of 12,000 shares of performance-based restricted stock. The amount of the award will be finally determined (between 0% and 200% of the target amount) at the conclusion of a three-year performance cycle ending December 31, 2002, based upon the Company's return on average assets and average equity, when compared to the peer bank group. The award will vest on June 12, 2003, provided Mr. Marks is employed by the Company and/or the Bank on that date. Mr. Marks also received an aggregate grant of 25,000 incentive and nonqualified stock options, which he can exercise six months and one day after the date of grant. The exercise price of these options is $37.1875 per share, which was the fair market value of the Company's common stock as of the grant date of June 13, 2000.

Deduction for Compensation:

    Under Section 162(m) of the Internal Revenue Code, compensation in excess of $1 million paid to the Chief Executive Officer or to any of the four other most highly compensated officers generally cannot be deducted. Certain performance-based compensation is exempt from the calculation of the $1 million limit. The Committee generally intends that compensation, other than performance-based compensation, will not be paid in excess of the limit. The Committee, however, has retained the discretion to award compensation in excess of the limit, such as short-term bonuses paid under the Executive Compensation Plan.

                               Compensation Committee of the Board of Directors

                                  John G. Phillips, Chairman
                                  Angus R. Cooper, II
                                  Robert H. Crosby, Jr.
                                  John J. Kelly
                                  John K. Roberts, Jr.
                                  Carroll W. Suggs

                             STOCK PERFORMANCE GRAPH

         The following graph compares the cumulative five-year shareholder return of the Company's common stock, assuming an investment of $100 on December 31, 1995 and the reinvestment of dividends thereafter, to that of the U.S. common stocks reported on the Nasdaq Total Return Index and the bank stocks of the KBW 50 Total Return Index. The KBW 50 Total Return Index is a proprietary bank stock index of Keefe, Bruyette & Woods, Inc.; it tracks the returns of 50 large banking companies throughout the United States.





                              [PERFORMANCE GRAPH]

I. SUMMARY COMPENSATION TABLE

    The following table discloses the compensation earned by the Chief Executive Officer and four other most highly-paid executive officers for each of the three years ended December 31, 2000.


================================== ============================== ========================= ================
                                                                      Long-Term Incentive
                                           Annual Compensation           Compensation (1)
================================== ============================== ========================= ================
                                                                  Restricted     Number
                                                                   Stock          of
                                                                   Award        Shares
                                                                   Dollar       Including      All Other
Names and Principal Position       Year     Salary    Bonus (2)    Value (3 )   Options(4)    Compensation
---------------------------------- ------- ---------- ----------- ------------ ------------ ----------------
William L. Marks                   2000     $740,000    $392,200  $444,750(5)      25,000     $  7,321 (8)
Chairman & Chief Executive Officer 1999      702,500     372,325   668,250(6)      20,000       11,973
of the Company and the Bank        1998      667,502          --   440,000(7)      20,000       16,019
---------------------------------- ------- ---------- ----------- ------------ ------------ ----------------
R. King Milling                    2000     $468,004    $196,560  $129,719(5)        7,500     $ 8,152 (9)
President of the Company           1999      449,000     188,580   276,251(6)        7,500       9,768
and the Bank                       1998      430,000          --   192,500(7)        7,500      11,675
---------------------------------- ------- ---------- ----------- ------------ ------------ ----------------
Kenneth A. Lawder, Jr.             2000     $286,333    $100,234  $ 74,125(5)        6,000     $ 7,531 (10)
Executive Vice President of the    1999      278,000     105,084   195,615(6)        7,500       8,310
Company and the Bank               1998      271,999          --   151,250(7)        7,500       8,846
---------------------------------- ------- ---------- ----------- ------------ ------------ ----------------
John C. Hope III                   2000     $271,833    $114,170  $101,922(5)        7,500     $ 6,345 (11)
Executive Vice President of the    1999      246,000     103,320   184,680(6)        7,500       6,716
Company and the Bank               1998      232,500          --   151,250(7)        7,500       6,244
---------------------------------- ------- ---------- ----------- ------------ ------------ ----------------
Robert C. Baird, Jr.               2000     $271,833    $114,170  $101,922(5)        7,500     $ 6,291 (12)
Executive Vice President of the    1999      246,000     103,320   184,680(6)        7,500       5,985
Company and the Bank               1998      232,499          --   151,250(7)        7,500       5,844
================================== ======= ========== =========== ============ ============ ================

1.   All awards are made under the Company's Long-Term Incentive Plan.

2. All amounts in this column were earned under the Executive Compensation Plan, which provides for performance-based short-term cash awards.

3. This column represents the value of the restricted stock awards made to the named executive officers. The dollar values were calculated using the closing market price of the Company's common stock on the date of award. The aggregate value of all restricted stock holdings calculated using the closing market price of the Company's common stock as of December 31, 2000 ($36.3125) was as follows: Mr. Marks, $1,325,406; Mr. Milling, $501,875;
     Mr. Lawder, $347,874; Mr. Hope, $365,304; and Mr. Baird, $365,304.
     Dividends are paid currently.

4. This column reflects the number of shares of common stock underlying options granted to the named executive officers under the Company's Long-Term Incentive Plan.

5. The restricted stock granted is a target award. The final award will be adjusted (between 0% and 200%) based upon the Company's attainment of performance goals that relate to return on average assets and return on average equity when compared to a designated peer bank group over a three-year performance cycle beginning January 1, 2000, and ending December 31, 2002. The restricted stock vests on June 12, 2003. The grant date for the target award was June 13, 2000. The target award is valued at $37.0625 per share, the closing market price of the Company's common stock on the award date.

6. The restricted stock granted is a target award. The final award will be adjusted (between 0% and 200% of the target amount) based upon the Company's attainment of performance goals that relate to return on average assets and return on average equity to a designated peer bank group over a three-year performance cycle beginning January 1, 1999, and ending December 31, 2001. The restricted stock vests on June 8, 2002. The grant date of the target award was June 9, 1999. The target award is valued at $40.50 per share, the closing market value of the Company's common stock on the award date.

7. The restricted stock granted is a target award. The final award will be adjusted (between 0% and 200% of the target amount) based upon on the Company's return on average assets and return on average equity when compared to a designated peer bank group over a three-year performance cycle beginning January 1, 1998, and ending December 31, 2000. The restricted stock vests on June 8, 2001. The grant date of the target award was June 9, 1998. The target award is valued at $55.00 per share, the closing market price of the Company's common stock on the award date.

8. This represents $2,221 in imputed income for group term life insurance and $5,100 in matching contributions to the Company's 401(k) plan.

9. This represents $3,052 in imputed income for group term life insurance and $5,100 in matching contributions to the Company's 401(k) plan.

10. This represents $2,431 in imputed income for group term life insurance and $5,100 in matching contributions to the Company's 401(k) plan.

11. This represents $1,245 in imputed income for group term life insurance and $5,100 in matching contributions to the Company's 401(k) plan.

12. This represents $1,191 in imputed income for group term life insurance and $5,100 in matching contributions to the Company's 401(k) plan.


II.  OPTION GRANTS TABLE

     The following table provides information about options granted under the Company's Long-Term Incentive Plan in 2000 to each of the named executive officers. The options were granted in the form of incentive stock options and nonqualified options. No stock appreciation rights were granted in 2000.

============================================================================================================
                                           Option Grants in 2000
============================================================================================================
                                                                                 Potential Realizable Value
                                             Individual Grants                     at Assumed Annual Rates
                                                                                 of Stock Price Appreciation
                                                                                      for Option Term
-------------------------- ------------------------------------------------------ --------------------------
                            Number of    %of Total
                            Securities    Options
                            Underlying   Granted to   Exercise or
                             Options     Employees     Base Price     Expiration
Name                         Granted      in 2000    (Per Share)(1)     Date(2)         5%         10%
========================== ============ ============= ============= ============= ============ =============

William Marks                25,000        12.13%       $37.1875     6/12/2010       $584,675    $1,481,683

R. King Milling               7,500         3.64%       $37.1875     6/12/2010        175,403       444,504

Kenneth A. Lawder, Jr.        6,000         2.91%       $37.1875     6/12/2010        140,322       355,603

John C. Hope III              7,500         3.64%       $37.1875     6/12/2010        175,403       444,504

Robert C. Baird, Jr.          7,500         3.64%       $37.1875     6/12/2010        175,403       444,504
========================== ============ ============= ============= ============= ============ =============

1. The exercise price is the fair market value of the Company's common stock on June 13, 2000, the date of grant. The exercise price may be paid in cash or by delivery of already-owned common stock. An executive's tax obligations related to the exercise of the options can be paid by the offset (reduction) of the number of shares otherwise issuable on exercise.

2. All options are first exercisable six months and one day from the date of grant, which occurred on December 14, 2000, and remain exercisable until the expiration date.

III.     OPTION EXERCISES AND YEAR-END VALUE TABLE

    The following table provides information about options exercised in 2000 by each of the named executive officers and the value of each officer's outstanding options as of December 31, 2000. There were no stock appreciation rights outstanding or exercised in 2000.

===========================================================================================================
                                Option Exercises and Year-End Value Table
===========================================================================================================
                                                           Number of securities     Value of unexercised
                               Shares                     underlying unexercised         in-the-money
                             acquired on     Value              options at                options at
           Name               exercise      realized         December 31, 2000         December 31, 2000
                                                               All exercisable          All exercisable
-----------------------------------------------------------------------------------------------------------
William L. Marks                     --       $   --                145,633               $295,708
R. King Milling                   3,851       53,031                 39,563                 68,078
Kenneth A. Lawder, Jr.               --           --                 56,314                335,142
John C. Hope III                     --           --                 42,000                 82,500
Robert C. Baird, Jr.                 --           --                 42,000                 82,500
===========================================================================================================

                 Retirement Plans, Change in Control Agreements

         Retirement Plan. The Bank maintains a qualified, noncontributory retirement plan, called the Whitney National Bank Retirement Plan. This plan is for employees of the Company and the Bank who are at least 21 years old and have completed at least one year of employment. Benefits payable under the plan are based upon a participant's years of service and final average monthly compensation (the average of the highest consecutive five years of compensation during the 10 calendar years immediately before termination or retirement). Benefits are reduced by a portion of the participant's Social Security benefit.

         The Company maintains a nonqualified, noncontributory, supplemental pension plan for executive officers, called the Retirement Restoration Plan. Benefits under this plan are determined using the benefit formula included in the qualified retirement plan, but without regard to certain Internal Revenue Code restrictions. Benefits under this plan are reduced by amounts paid from the qualified retirement plan.

         The following table illustrates the aggregate estimated annual retirement benefits payable from both the qualified and nonqualified retirement plans. The table does not indicate required deductions for Social Security benefits.

============================================================================================================
                                ESTIMATED ANNUAL RETIREMENT BENEFITS (1)(2)
============================================================================================================
                                                      Credited Years of Service (3)
                              -------------- --------------- ---------------- --------------- --------------
Highest Successive Five-Year       10                 15              20                 25         30
  Average Remuneration (4)
----------------------------- -------------- --------------- --------------- ---------------- --------------
               $ 200,000          $36,000           $54,900          $73,200         $91,500     $109,800
                 300,000           54,900            82,300          109,800         137,250      164,700
                 400,000           73,200           109,800          146,400         183,000      219,600
                 500,000           91,500           137,250          183,000         228,750      274,600
                 600,000          109,800           164,700          219,600         274,500      329,400
                 700,000          128,100           192,150          256,200         330,250      384,300
                 800,000          146,400           219,600          292,800         366,000      439,200
               1,000,000          183,080           274,500          366,000         375,000      549,000
               1,200,000          219,600           329,400          439,200         549,000      658,800
============================= ============== =============== ================ =============== ==============

1. No more than $140,000 (as adjusted by the Internal Revenue Service) can be paid as an annual benefit from the qualified retirement plans.

2. Retirement benefits are payable at age 65 in the form of a straight life annuity.

3. As of December 31, 2000, Messrs. Marks, Milling, Lawder, Hope and Baird had, respectively, 10,16,9,6 and 5 years of service.

4. No more than $170,000 (as adjusted by the Internal Revenue Service) can be taken into account as compensation under the qualified retirement plan. Compensation used to determine the benefits summarized above includes amounts shown in the "Salary" and "Bonus" columns of the Summary Compensation Table. The value of grants and awards under the Company's Long-Term Incentive Plan are excluded.

     Change in Control Agreements. The Company and the Bank have entered into change in control agreements with Messrs. Marks, Milling, Lawder, Hope and Baird. These agreements provide for payment of a severance benefit equal to 300% of base salary and the annual bonus payable under the executive compensation plan, determined as if all performance goals were satisfied. The agreements also provide for immediate vesting of outstanding grants and awards under the Company's Long-Term Incentive Plan, the payment of an amount equal to certain additional accruals under the Company's retirement plans, and the continuation of coverage under the Company's group health plans for a period of three years. Any golden parachute excise tax payable with respect to such payments will be paid or reimbursed by the Company or Bank.

     Payments are triggered by termination of employment for any reason, other than cause, or the voluntary resignation of the executive following a change in duties, each in connection with a change in control of the Company or the Bank. For this purpose, a change in control occurs if:

     o any person acquires or beneficially owns more than 20% of the Company's outstanding common stock without board approval;

     o   any regulatory agency takes action to reorganize or liquidate the Bank;

     o the Company or the Bank enters into a merger or consolidation, or sells all or substantially all of their stock or assets, unless the acquiring corporation assumes the obligations under the agreements; or

     o   the majority of the board members of the Company or the Bank changes.

                              CERTAIN TRANSACTIONS

    The Bank has made, and expects to make in the future, loans in the ordinary course of business to directors and officers of the Company and the Bank, members of their immediate families, and their associates. Such loans have been made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and did not involve more than the normal risk of collectibility or present other unfavorable features. In addition, Mr. Bullard, a director of the Company and the Bank, personally borrows from the Bank and guarantees or is otherwise liable for several commercial and real estate loans made by the Bank to his closely held companies. The largest aggregate indebtedness of these loans during 2000 was $6,675,453 and the aggregate balance on December 31, 2000 was $6,503,136. Interest accrued on these loans during 2000 at rates ranging from 7.75% to 9.50%.

    Mr. Lippman is managing member of the Lippman, Mahfouz & Martin, LLC law firm, which the Bank retained during 2000 and expects to retain from time to time during 2001.

               COMPLIANCE WITH SECTION 16(a) BENEFICIAL OWNERSHIP
                              REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers, directors and 10% beneficial shareholders to file initial reports of ownership of the Company's stock, as well as reports of changes in ownership with the Securities and Exchange Commission. Based on information we received, all required filings by such persons were timely made during 2000.

                   APPROVAL OF THE WHITNEY HOLDING CORPORATION
                        2001 DIRECTORS' COMPENSATION PLAN

         On January 24, 2001, the Company's Board of Directors approved the 2001 Directors' Compensation Plan (the "plan"). To become effective, the plan must also be approved by the shareholders. The Board of Directors recommends a vote for the approval of the plan. The plan amends and restates, in its entirety, the Company's Directors' Compensation Plan, which was first effective as of November 21, 1990 and last restated and amended as of April 24, 1996. No additional grants or awards will be made under the predecessor plan. Options awarded under the predecessor plans to purchase an aggregate of 102,000 shares of the Company's common stock remain outstanding and exercisable in accordance with their terms.

Summary of the Plan

         General. The purpose of the plan is to ensure that each non-employee director (a director who is not also a common law employee of the Company or its affiliates) acquires and maintains an appropriate equity interest in the Company through the ownership of the Company's common stock. The plan is also intended to act as an unfunded deferred compensation arrangement for the benefit of the Company's non-employee directors.

    Administration. The compensation committee of the Company's Board of Directors (the "committee") ordinarily administers the plan. The Board of Directors may act in lieu of the committee, and the committee may delegate certain of its administrative duties to executive officers of the Company. The committee makes all decisions regarding the interpretation and administration of the plan.

         Affiliates; Participation. A corporation or other form of entity owned 50% or more by the Company is defined as an affiliate under the plan, including such entities that may be formed or acquired in the future. Only non-employee directors of the Company and its participating affiliates are eligible to participate in the plan. The committee designates participating affiliates. As of March 1, 2001, 15 non-employee directors of the Company and Bank, the sole participating affiliate, were eligible to receive grants or awards under the plan.

         Effective Date. The plan is effective upon its approval by the shareholders.

         Number of Shares. An aggregate of 3% of the issued and outstanding shares of the Company's voting common stock, as determined from time to time, may be issued under the plan, subject to a maximum of 750,000 shares. The amount reserved for issuance is subject to adjustment for changes in the capitalization of the Company. Shares issued under the plan can be authorized and unissued shares, treasury shares, shares acquired on the open market or shares acquired by private purchase.

         Grants and Awards. On each annual award date (June 30th), each non-employee director receives the following:

    o   An award of 300 shares of the Company's common stock; and

    o As of the June 30, 2001 award date, a grant of nonqualified options to purchase 1,000 shares of the Company's common stock; as of each subsequent award date, a grant of nonqualified options to purchase 2,000 shares of the Company's common stock.

        Common  stock   awarded  under  the  plan  as  of  June  30,  2001,  is
nontransferable for six months and one day following the date of award. Common stock subsequently awarded is immediately transferable.

        Options granted as of June 30, 2001, are first exercisable six months and one day after the date of grant; options subsequently granted are immediately exercisable. All options remain exercisable for a period of ten years, measured from the date of grant. Options are subject to forfeiture in the event a non-employee director is convicted of a crime or pleads no lo contendere to an act of fraud or dishonesty committed against the Company or its affiliates. If an eligible director ceases to serve on the Board for any reason, including death, disability or retirement, options expire 12 months after service ends. The option exercise price is the fair market value of the Company's common stock, determined on the date of grant, and is payable in the form of cash or, if provided in the terms of an individual grant letter, by the tender of shares of previously acquired common stock, or both.

        Fair Market Value. The fair market value of a share of the Company's common stock is the mean of the closing bid and asked prices on the date value is determined (or if no sales are reported on that day, the immediately preceding day on which a sale occurs). As of March 1, 2001, the mean of the closing bid and asked prices of a share of the Company's common stock was $39.28 per share.

        The following table describes the grants and awards that will be made to the Company's non-employee directors during 2001 under the terms of the plan:


                            Aggregate Dollar Value   Number of Shares Underlying
                            of Stock to be Awarded     Options to be Granted in
  Name and Position                in 2001(1)                   2001(2)
  -----------------

                           ------------------------- --------------------------
Non-Employee Director Group(15)       $178,313                  15,000

----------------------------------------------------------

(1) The dollar value is calculated assuming a stock price of $39.625, the closing price of the Company's common stock on March 1, 2001, and an award of 300 shares of stock for each non-employee director.

(2) Represents the grant of options to acquire 1,000 shares of the Company's common stock to each non-employee director, subject to an exercise price that is equal to fair market value of the Company's common stock on the date of grant.

    Deferrals. Each non-employee director can elect to defer receipt of all or a portion of his or her cash fees, including any retainer or committee fees. In addition, each non-employee director can elect to defer receipt of common stock awards and any gain realized on the exercise of options granted under the plan.

    Deferred fees, stock awards and option gain are credited to a bookkeeping account maintained by the Company (or its participating affiliates). During the deferral period, the bookkeeping account of each non-employee director is credited with income, gain or loss measured by the performance of advisory investments based on instructions furnished to the committee by the director. Advisory investments relate to a group of mutual funds designated by the committee or to credits representing shares of the Company's common stock. Deferred stock awards and deferred option gain are always deemed invested and held in common stock credits.

    Benefits are paid from the general assets of the Company (or an affiliate) in an amount equal to the amount credited to a director's account. Benefits are generally payable when the director ceases to serve, attains a specified age or dies. Withdrawals are permitted during service in the event of an unforeseeable financial hardship, total disability or a change in control of the Company. Payments from the plan are made in the form of cash, except that common stock credits are always distributed in the form of the Company's common stock.

         Amendment and Termination. The Company's Board of Directors, in its discretion, can discontinue, amend or terminate the plan in any respect at any time, without the approval of the Company's shareholders.

Federal Income Tax Consequences

         The following summary is based upon current interpretations of existing federal income tax laws. It is not intended to be complete, and it does not discuss the tax consequences arising from a director's death or the income tax laws of any local, state or foreign country in which a director's income or gain may be taxable.

    Stock Grants. When common stock granted under the plan is or becomes transferable, a director recognizes ordinary income in an amount equal to the fair market value of the common stock as of the applicable date. The Company is entitled to a deduction in an amount equal to the amount the director is required to recognize as ordinary income.

         Options. There are no immediate federal income tax consequences to a non-employee director on the grant of a nonqualified option. Upon exercise, the director recognizes taxable income in an amount equal to the excess of the then fair market value of the Company's common stock over the exercise price. Any income recognized in connection with the exercise of a nonqualified option is added to the basis of the stock acquired on the exercise of the option and is subject to income tax. The Company is entitled to a deduction equal to the amount recognized as income.

         When shares acquired on the exercise of the option are sold, any difference between the sales price and the director's basis is treated as long-term or short-term capital gain or loss, depending upon the holding period.

         Deferral of Fees and Option Gain. There are no immediate federal income tax consequences to a non-employee director when he or she elects to defer the receipt of fees, a stock award or option gain or during the deferral period. When the non-employee director receives a distribution of benefits from the plan, he or she recognizes ordinary income in an amount equal to the value of the distribution. The Company is entitled to a deduction in the same amount. The taxable income recognized in connection with the distribution of option gain is added to the basis of the stock received.

Incorporation by Reference

         This is only a summary of the plan and is qualified in its entirety by reference to its full text, a copy of which is attached as Appendix B.

                                   ACCOUNTANTS

         Arthur Andersen LLP has been our auditors since 1964. We ask that you ratify their selection by the Board as independent public accountants to audit the books of the Company and its subsidiaries for 2001. Fees paid by the Company or the Bank to Arthur Andersen during the last fiscal year totaled $270,000 for the annual audit, $32,000 for audit-related services and $64,775 for other non-audit services.

    Representatives of Arthur Andersen LLP are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they so desire. They will also be available to respond to appropriate questions. If the shareholders do not ratify our selection, the Board will consider the appointment of other auditors.

                              SHAREHOLDER PROPOSALS

         For any shareholder proposal to be considered for our proxy statement and proxy for the 2002 Annual Meeting of Shareholders, we must receive the written proposal at our principal executive office no later than November 15, 2001. In addition, the proxy solicited by the Board of Directors for the 2002 Annual Meeting of Shareholders will confer discretionary authority to vote on any shareholder proposal presented at that meeting.

                                  OTHER MATTERS

         We do not know of any matters to be presented at the meeting other than those set forth in the accompanying notice. However, if any other matters properly come before our 2001 annual meeting or any adjournments or postponement thereof, the proxy holders will vote or abstain from voting thereon in accordance with their best judgment.

                                      By  order  of the  Board of Directors.

                                      William L. Marks,
                                      Chairman

                                   APPENDIX A

                           WHITNEY HOLDING CORPORATION
                             AUDIT COMMITTEE CHARTER

                                  Organization

    This Charter establishes that there shall be a Committee of the Whitney Holding Corporation Board of Directors designated as the Audit Committee. The Committee has the option of amending the content of this Charter at any time, and the Charter will be reviewed and approved annually by the Committee. This Committee shall be composed of at least three Directors who are independent of the management of the Corporation and are free of any relationship that, in the opinion of the Board of Directors, would interfere with their exercise of independent judgment as a Committee member.

    The Audit Committee Chairman is appointed by the Chairman of the Board of Directors. The Audit Committee shall be comprised of Directors who are appointed by the Corporation's Chairman or by the Chairman of the Audit Committee and who are independent. All members of the Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Committee shall have accounting or related financial-management expertise. The Committee shall meet a minimum of two times during each calendar year or more frequently as directed by the Committee. Further and as deemed appropriate, the Committee will meet separately with the Internal Auditors, with the Independent Public Accountants (IPA/A), and by themselves.

Purpose

    The primary function of the Audit Committee is to assist the Board of Directors in fulfilling oversight responsibilities by reviewing the Corporation's financial reporting processes and the systems of internal controls impacting financial statements, accounting processes, and regulatory compliance. The results of the Committee's reviews are to be reported to the Board.

                            General Responsibilities

     The Audit Committee's primary responsibilities are to serve as an independent and objective party regarding:

     o monitoring the Corporation's processes for maintaining the reliability and integrity of its accounting policies and financial reporting and
          disclosure   practices,
     o    ascertaining   whether  management  has established and maintained
          processes to assure that adequate systems of internal control are functioning within the Corporation, and
     o monitoring whether management has established and maintained processes to assure compliance with applicable laws, regulations, and Corporate policy.

    The Corporation's Independent Public Accountants (IPA/A) are responsible for auditing the financial statements prepared by management, and the IPA/A's are accountable to the Corporation's Board of Directors and to the Audit Committee. The Committee has the authority and responsibility to select, evaluate, and replace the IPA/A's and to review their compensation. The Committee is to receive annual written confirmation of the independence of the IPA/A's, and to the extent deemed necessary, the Committee will recommend to the Board that it take appropriate action with regard to the IPA/A's independence.

    The Committee should, in consultation with the IPA/A, discuss audit scopes and plans including whether the interim financial statements have been reviewed by the IPA/A prior to the filing of Form 10-Qs and whether there have been any significant adjustments. In addition, the Committee will review the following items at the completion of the annual examination.

    a. The Corporation's financial reporting process and annual financial statements as well as management's assertions regarding the adequacy of the Corporation's and/or its subsidiaries' internal controls over financial reporting and their compliance with designated laws and regulations under the Federal Deposit Improvement Act
    b.  The IPA/A's audit of the financial statements and report
    c.  Any significant changes required in the IPA/A's audit plan
    d. Any significant difficulties or disputes which management encountered during the course of the audit
    e. The IPA/A's assessments concerning the quality and appropriateness of the Corporation's accounting principles as applied in its financial reporting
    f. Other matters related to the conduct of the audit which are to be communicated to the Committee under generally accepted auditing standards

    The Committee's recommendations shall be reported to the Board including whether, based on its discussions and review with management and the IPA/A's, it recommends that the audited financial statements be included in the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission. The Committee will perform such other functions as assigned by law, the Corporation's bylaws, or the Board.

                           Reporting Responsibilities

         The Committee is required to provide a report in the Corporation's proxy statement. The report shall include the names of each Committee member and shall state whether:

o the Committee has reviewed and discussed the audited financial statements with management,
o the Committee has discussed with the IPA/A's the matters required by SAS 61, as may be modified or supplemented,
o the Committee has received the written disclosures and the letter from the IPA/A's required by ISB Standard Number 1, as may be modified or supplemented, and has discussed with the IPA/A's their independence,and
o based on the review and discussions noted previously, the Committee recommended to the Board of Directors that the audited financial statements be included in the Corporation's Annual Report on Form 10-K for the last fiscal year.

    Notwithstanding anything set forth under the General or Reporting Responsibilities Sections to the contrary, the Audit Committee will not be required to take all of the actions or to exercise all of the powers enumerated previously, and the Audit Committee's failure to take any one or more such actions or to exercise any one or more such powers in connection with the good faith exercise of its oversight functions will in no way be construed as a breach of its duties or responsibilities to the Corporation, its Directors, or its Shareholders.

                                   APPENDIX B

















                           WHITNEY HOLDING CORPORATION

                        2001 DIRECTORS' COMPENSATION PLAN

                                      PAGE

ARTICLE I PURPOSE..............................................................1

ARTICLE II DEFINITIONS.........................................................1

ARTICLE III ADOPTION; RESERVATION OF SHARES....................................3
   Adoption and Effective Date.................................................3
   Number and Type of Shares...................................................3
   Cancellation................................................................3
   Adjustment..................................................................3

ARTICLE IV ELIGIBILITY AND PARTICIPATION.......................................3

ARTICLE V TRANSFER OF COMMON STOCK.............................................3
   Time of Transfer............................................................3
   Number of Shares............................................................3
   Restrictions on Transfer....................................................3
   Deferral of Common Stock....................................................4

ARTICLE VI OPTIONS.............................................................4
   Type of Options.............................................................4
   Grant of Options............................................................4
   Early Termination of Options................................................4
   Manner of Exercise; Issuance of Common Stock................................4
   Rights as Shareholder.......................................................5
   Cause.......................................................................5

ARTICLE VII DEFERRALS..........................................................5
   Deferral of Fees............................................................5
   Deferral of Option Gain.....................................................5

ARTICLE VIII MAINTENANCE AND INVESTMENT OF DEFERRED BENEFIT ACCOUNTS...........6
   Establishment of Accounts...................................................6
   Status of Accounts..........................................................6
   Investment Policy...........................................................6
   Investment of Accounts......................................................6
   Common Stock Credits........................................................7
   Accounting..................................................................7
   Valuation Notice............................................................7
ARTICLE IX SERVICE BENEFITS....................................................7
   Form of Service Benefit.....................................................7
   Amount of Service Benefit...................................................8
   Time of Payment.............................................................8
   Single-Sum Payment..........................................................8
   Schedule A..................................................................8

ARTICLE X DEATH BENEFITS.......................................................8
   Beneficiary Designation.....................................................8
   Participant's Death Before Benefit Commencement Date........................8
   Participant's Death After Benefit Commencement Date.........................8
   Death of Beneficiary........................................................9

ARTICLE XI HARDSHIP WITHDRAWALS AND OTHER DISTRIBUTIONS........................9
   Hardship Withdrawal.........................................................9
   Early Payments..............................................................9
   Change in Control..........................................................10
   Disability.................................................................10

ARTICLE XII  PLAN ADMINISTRATION..............................................10
   Powers.....................................................................10
   Payments...................................................................11
   Delegation of Administrative Authority.....................................11

ARTICLE XIII PARTICIPANTS' RIGHTS.............................................11
   Spendthrift Provision......................................................11
   Transfer of Options........................................................11
   Obligation for Benefit Payments............................................11
   Tax Reporting..............................................................11

ARTICLE XIV MISCELLANEOUS.....................................................12
   Termination of Plan........................................................12
   Amendment and Modification.................................................12
   Funding....................................................................12
   Inurement..................................................................12
   Governing Law..............................................................12

                           WHITNEY HOLDING CORPORATION
                        2001 DIRECTORS' COMPENSATION PLAN


         Whitney Holding Corporation, a corporation organized and existing under the laws of the State of Louisiana (the "Company"), hereby establishes the Whitney Holding Corporation 2001 Directors' Compensation Plan (the "Plan"). This Plan is intended to amend and restate the Whitney Holding Corporation Directors' Compensation Plan, which plan was most recently amended and restated, effective as of April 24, 1996 (the "Predecessor Plan").

                                    ARTICLE I
                                     PURPOSE

    The  Plan is  established  to  advance  the  interests  of  shareholders  by encouraging and enabling the Company to attract, motivate and retain non-employee members of the Board of Directors of the Company and its Affiliates (as defined below), by ensuring that each director who is not a common-law employee of the Company or its Affiliates acquires and maintains an appropriate equity interest in the Company through ownership of the Company's Common Stock (as defined below). The Plan is also intended to include an unfunded deferred compensation arrangement for the benefit of non-employee members of the Board of Directors of the Company and its Affiliates. In accordance with such intent, any obligation of the Company or an Affiliate to pay benefits hereunder shall be deemed to be an unsecured promise, and any right of a participant or beneficiary to enforce such obligation shall be solely as a general creditor of the Company or its Affiliate.

                                   ARTICLE II
                                   DEFINITIONS

    2.1 Accounts or Account means the aggregate of a Participant's Deferred Benefit Account and/or a Director's Predecessor Account, as the case may be.

    2.2 Affiliate means any corporation or other form of entity of which the Company owns, directly or indirectly, 50% or more of the total combined voting power of all classes of stock or other equity interests, provided that such entity is designated by the Committee as a participating entity hereunder on Exhibit A hereto.

    2.3 Beneficiary means the person, persons, entity or entities designated by a Participant to receive death benefits hereunder.

    2.4 Benefit Commencement Date means the date on which the payment of a Participant's service benefit is paid or first commences. Such date shall be designated by each Participant on Schedule A hereto.

    2.5 Board or Board of Directors means the Board of Directors of the Company.

    2.6  Change in Control means and shall be deemed to occur in accordance with
Section 2.3 of the Whitney Holding Corporation 1997 Long-Term Incentive Plan, as the same may be amended or restated from time to time.

    2.7 Committee means the members of the Compensation Committee of the Board of Directors of the Company.

    2.8 Common Stock means no par value voting common stock issued by the Company.

    2.9  Common Stock Credits means units representing shares of Common Stock.

    2.10 Deferral Election means an election by an Eligible Director to defer Fees, the receipt of Common Stock or Option Gain, which election shall be made, in writing, in accordance with the provisions of Article VII hereof.

    2.11 Deferred Benefit Account means an account maintained on the books of the Company with respect to a Participant hereunder.

    2.12 Determination Date means the Annual Determination Date and such other dates as may be designated, from time to time, by the Committee. Annual Determination Date means the last day of the Plan Year. The designation of such Determination Dates need not be uniform as to all Accounts maintained hereunder.

    2.13 Director's Predecessor Plan means the Unfunded Plan of Deferred Compensation for Directors of Whitney National Bank first adopted as of November 21, 1990.

    2.14 Eligible Director means an individual, other than a common-law employee, who serves as a member of the Board of Directors of the Company or the Board of Directors of an Affiliate, provided that such Affiliate is designated by the Committee as a participating entity hereunder.

    2.15 Fair Market Value means the mean of the closing bid and asked prices of Common Stock as quoted on the National Association of Securities Dealers Automated Quotation System National Market (NasdaqNM) or other exchange on which Common Stock is regularly traded as of the date specified herein. If no Common Stock is traded on such date, then Fair Market Value shall be the mean of the closing bid and asked prices on the date Common Stock last traded on such system or exchange. If Common Stock is not regularly traded, then Fair Market Value shall be the value of Common Stock determined by the Committee in accordance with generally accepted methods of valuation.

    2.16 Fees means the annual remuneration paid by the Company or an Affiliate to each Eligible Director for his or her service as a member of the Board of Directors (or the Board of Directors of an Affiliate) and for service on certain committees thereof, whether paid as a retainer, meeting or committee fee or otherwise in the form of cash or Common Stock.

    2.17 Option Gain means (a) the difference between the option price and the Fair Market Value of a share of Common Stock determined as of the option exercise date, multiplied by (b) the number of options exercised as of such date. Such Option Gain shall be administered in accordance with the provisions of Section 7.2 hereof.

    2.18 Participant means an Eligible Director who is designated in accordance with Article IV hereof or an individual who elected to defer his or her Fees under the Directors Predecessor Plan.

    2.19 Plan means this 2001 Directors' Compensation Plan, as may be amended from time to time. This Plan constitutes an amendment and restatement of and a successor to the Predecessor Plan.

    2.20 Plan Year means the 12-month period beginning each January 1st and ending each December 31st; provided, however, that the first Plan Year shall commence as of the Effective Date and shall end as of December 31, 2001.

    2.21 Schedule A means a written schedule that provides the designation of a Benefit Commencement Date and the election of the form of benefit payment. The terms of any such Schedule A are incorporated in this Plan by this reference. Any schedule or other form of deferral agreement executed by a Participant in accordance with the Directors Predecessor Plan shall be deemed to constitute a Schedule A hereunder.

    2.22 Other Definitions. The following terms shall have the meanings ascribed below: "Effective Date" is defined in Section 3.1 hereof; "Stock Transfer Date" is defined in Section 5.1 hereof; "Option" is defined in Section 6.1 hereof; "Cause" is defined in Section 6.6 hereof; "Director's Predecessor Account" is defined in Section 8.1 hereof; "Financial Hardship" is defined in Section 11.1 hereof; "Adverse Determination" is defined in Section 11.2 hereof; "Disabled or Disability" is defined in Section 11.4 hereof; and "Exchange Act" is defined in
Section 13.2 hereof.

                                   ARTICLE III
                        ADOPTION; RESERVATION OF SHARES

    3.1 Adoption and Effective Date. This Plan shall be effective as of April 25, 2001 (the "Effective Date"), if approved by the shareholders of the Company. The Plan shall remain in effect until terminated by the Board of Directors as provided in Section 14.1 hereof.

    3.2 Number and Type of Shares.  Subject to adjustment as provided in Section
3.4 hereof, the aggregate number of shares of Common Stock that may be issued under the Plan shall not exceed 3% of the issued and outstanding Common Stock, as determined from time to time; but in no event, shall more than 750,000 shares be reserved for issuance or issued hereunder, which amount includes shares reserved for issuance under the Predecessor Plan not previously subject to grant or award thereunder.

    Except as provided in Section 3.3 hereof, the number of shares available for grant, transfer, issuance or other payment under the Plan shall be reduced by the number of shares actually granted, transferred, issued or paid hereunder. Common Stock issued under the Plan may be authorized and unissued shares, issued shares held as treasury shares, shares acquired on the open market or through private purchase.

    3.3 Cancellation. Shares of Common Stock covered by grants or awards that are canceled, terminated, expired or otherwise lapse for any reason and that are not exercised or that are exchanged for other forms of compensation hereunder, shall again be available for grant or issuance under the Plan.

    3.4 Adjustment. In the event of any merger, consolidation or reorganization of the Company with another entity, there shall be substituted for each of the shares of Common Stock then subject to the Plan the number and kind of shares of stock or other securities to which the holders of Common Stock are entitled in the transaction.

    In the event of any recapitalization, stock dividend, stock split, combination of shares or other change in the number of shares of Common Stock then outstanding for which the Company does not receive consideration, the number of shares of Common Stock then subject to the Plan shall be adjusted in proportion to the change in outstanding shares of Common Stock. In the event of any such substitution or adjustment, the purchase price of any Option shall be adjusted to the extent necessary to prevent the dilution or enlargement of such grant hereunder.

                                   ARTICLE IV
                         ELIGIBILITY AND PARTICIPATION

    Participants hereunder shall be (a) Eligible Directors of the Company, (b) Eligible Directors of an Affiliate, provided the Committee has designated such Affiliate as a participating Affiliate hereunder, as provided on Exhibit A hereto, and (c) any member of the Board of Directors of the Company or an Affiliate who elected to defer his or her Fees under the terms of the Directors Predecessor Plan.

                                    ARTICLE V
                            TRANSFER OF COMMON STOCK

    5.1 Time of Transfer. Common Stock shall be transferred annually to each Eligible Director or subject to a Deferral Election by an Eligible Director in an amount determined in accordance with Section 5.2 hereof as of each June 30th (the "Stock Transfer Date"), provided that the recipient thereof is an Eligible Director as of such date.

    5.2 Number of Shares. The number of shares of Common Stock transferred by the Company to each Eligible Director for receipt or deferral hereunder as of each Stock Transfer Date shall be 300, which amount shall be subject to adjustment, from time to time, as provided in Section 3.4 hereof.

    5.3 Restrictions on Transfer. Common Stock acquired as of June 30, 2001, under this Article V shall not be subject to sale, transfer, assignment, pledge, mortgage or other disposition by an Eligible Director for a period of six months and one day after the applicable date of transfer. Common Stock subsequently acquired hereunder shall be immediately transferable.

    5.4 Deferral of Common Stock. In lieu of the receipt of Common Stock hereunder, an Eligible Director may execute a Deferral Election with respect to such shares. Any such election shall comply with the provisions of Article VII hereof. Common Stock deferred pursuant to such an election shall be allocated to each affected Participant's Deferred Benefit Account in the form of Common Stock Credits and shall be subject to the rules otherwise applicable to such accounts and credits.

                                   ARTICLE VI
                                    OPTIONS

    6.1 Type of Options. The term "Option" shall mean the right to purchase shares of Common Stock from the Company. Options granted hereunder shall be nonqualified stock options. All such Options shall comply with the provisions of
Section 6.2 hereof.

    6.2 Grant of Options. Options shall be granted to each Eligible Director hereunder, subject to the following terms and conditions:

     a. Date of Grant. Options hereunder shall be granted annually as of each Stock Transfer Date, provided the recipient thereof is an Eligible Director as of such date.

     b. Option Price. The price of any Option granted hereunder shall be the Fair Market Value of Common Stock, determined as of the date of grant.

     c. Amount. The number of shares of Common Stock subject to each Option granted hereunder shall be 1,000 shares, subject to adjustment as provided in Section 3.4 hereof. Effective as of June 30, 2002, the number of shares of Common Stock subject to each Option granted hereunder shall be 2,000 shares, subject to adjustment as provided in
          Section 3.4 hereof.

     d. Term. Except as provided in Section 6.3, Options granted hereunder on or after June 30, 2002, shall be immediately exercisable; options granted prior to such date shall be exercisable six months and one day after the Stock Transfer Date on which such Options were granted. Options shall expire ten years from the date of grant.

     e. Agreement. Options granted hereunder shall be evidenced by a written agreement between the Committee and each Eligible Director.

    6.3 Early Termination of Options. Notwithstanding the provisions of Section 6.2d hereof to the contrary, if a Participant ceases to serve on the Board for any reason, including death, disability or retirement, Options granted hereunder shall expire 12 months after the date on which he or she ceases such service.

    6.4 Manner of Exercise; Issuance of Common Stock. An Option shall be exercised, in whole or in part, by providing notice to the Committee, specifying the number of shares of Common Stock to be purchased and accompanied by the full purchase price for such shares. The option price shall be payable in the form of cash (including cash equivalents) or in such other manner as may be authorized, from time to time, by the Committee in the terms of any letter or other agreement evidencing the terms of an Option, which may include by delivery of shares of Common Stock held by the Participant (whether mature or otherwise), or by a combination of Common Stock and cash. Common Stock tendered in payment of the option price shall be valued at Fair Market Value as of the date of exercise.

    A Participant may exercise Options and sell the shares of Common Stock acquired thereby pursuant to a brokerage or similar arrangement and use the proceeds of any such sale as payment of the purchase price of the shares.

    As soon as practicable after the receipt of written notification of exercise and payment of the option price in full, the Committee shall cause the Company to deliver to the Participant, registered in the Participant's name, certificates representing shares of Common Stock in the appropriate amount.

    6.5 Rights as Shareholder. Prior to the issuance of shares of Common Stock upon the exercise of an Option, a Participant shall have no rights as a shareholder with respect to the shares subject to such Option.

    6.6 Cause. If Cause occurs with respect to any Participant, Options granted hereunder which are unexercised as of the occurrence of such Cause shall be forfeited. For this purpose "Cause" means that a Participant is found guilty by a court of competent jurisdiction, pleads guilty or pleads nolo contendere to any act of fraud or dishonesty against the Company or its Affiliates.

                                  ARTICLE VII
                                   DEFERRALS

    7.1 Deferral of Fees. An Eligible Director shall make the election to defer his or her Fees:

    a. Initial Deferral Election. During the 30-day period immediately following receipt of initial notice from the Committee in accordance with Article IV hereof; such election shall be effective with respect to Fees payable with respect to services performed after such election is received and accepted by the Committee; or

    b. Modification or Revocation of Deferral Election. At least 30 days prior to the first day of each Plan Year (or such shorter period permitted by the Committee); such modification or revocation shall be effective with respect to Fees payable for services rendered during such Plan Year.

    A Deferral Election hereunder shall be made, in writing, and shall be irrevocable during the Plan Year with respect to which the election relates or such longer period as may be designated by the Committee. Unless otherwise provided by the Committee, an election hereunder shall remain in effect until it is modified or revoked in accordance with this Section 7.1.

    7.2 Deferral of Option Gain. Effective as of May 1, 2001, or such later date as may be designated by the Committee, a Participant hereunder may elect to defer his or her Option Gain, subject to the approval of the Committee and the following rules:

    a. A Participant shall provide a Deferral Election to the Committee, which election shall (i) direct the deferral of Option Gain, (ii) designate an exercise date, and (iii) include such other information as may be required by the Committee. The terms of such election shall be irrevocable and shall be received and accepted by the Committee not later than six months prior to the designated exercise date. If the affected Participant has not otherwise executed a Schedule A hereunder, he or she shall execute such a schedule with respect to such Option Gain.

    b. As of the exercise date, the affected Participant shall exercise the affected Options in accordance with Section 6.4 hereof; provided, however, that the option price shall be payable solely by the tender of mature shares of Common Stock held by the Participant.

    c. In lieu of the delivery of shares of Common Stock in accordance with the provisions of Section 6.4 hereof, Option Gain shall be credited to the affected Participant's Deferred Benefit Account as of the exercise date, such gain to be invested in the form of Common Stock Credits hereunder.

                                  ARTICLE VIII
            MAINTENANCE AND INVESTMENT OF DEFERRED BENEFIT ACCOUNTS

    8.1 Establishment of Accounts. The Company shall establish and maintain one or more of the following accounts for the benefit of each Participant hereunder:

    a. A Deferred Benefit Account, which shall be credited with an Eligible Director's Fees deferred hereunder. A Deferred Benefit Account may be administered as one or more subaccounts to facilitate (i) a particular method of crediting income, gain or losses, (ii) the administration of Common Stock Credits and dividend equivalent units, or (iii) for such other purpose as the Committee may deem necessary or appropriate; and/or

    b. A Director's Predecessor Account, which shall be credited with each Participant's balance in the Directors Predecessor Plan, determined as of the Effective Date (or such later date designated by the Committee). No additional deferrals shall be credited to such account.

    8.2 Status of Accounts. Accounts established hereunder shall be by bookkeeping entry only. The establishment and maintenance of any such account shall not be deemed to create a trust or other form of fiduciary relationship between the Company (or an Affiliate) and any Participant or Beneficiary or otherwise create, for the benefit of any Participant or Beneficiary, an ownership interest in or expectation of any specific asset of the Company (or of an Affiliate).

    8.3 Investment Policy. The Committee shall establish an investment policy with respect to amounts credited to Accounts maintained hereunder. Such policy may provide for the aggregation and investment of all Accounts, for the investment of such accounts in accordance with the specifications of each Participant or for a combination thereof. Such determination shall be made in the sole discretion of the Committee and need not be uniform as to all Accounts maintained hereunder.

    If the Committee determines that the Accounts shall be aggregated for investment purposes, the Committee, in its discretion, shall direct the manner in which gain or loss is determined hereunder. If the Committee determines that Accounts shall be invested in accordance with the specifications of each Participant (or Beneficiary), the provisions of Section 8.4 hereof shall apply.

    If a Participant ceases to be an Eligible Director of the Company or an Affiliate for any reason, the Committee, in its sole discretion, may direct that gain or loss credited to such Participant's Accounts be determined with respect to one or more investments designated by the Committee or may permit such Participant or Beneficiary to continue to specify the investments in which his or her Accounts are deemed to be invested. Such determination shall be made in the sole discretion of the Committee and need not be uniform as to all Participants.

    8.4 Investment of Accounts. If the Committee permits a Participant (or Beneficiary) to provide investment specifications with respect to his or her Accounts, such Accounts may be invested in the following:

     a. An equity fund, which fund shall consist primarily of shares of common or preferred stock issued by companies other than the Company or an Affiliate;

     b. A stable value fund, which fund shall provide for the return of principal and interest at a rate established, from time to time, by such fund, a fund consisting of multiple guaranteed investment contracts, or a money market or similar cash equivalent fund;

     c. A fixed income fund, which fund shall consist primarily of interest-bearing securities issued by companies other than the Company and its Affiliates, commercial paper, interest-bearing securities issued by the United States government or an agency or instrumentality thereof and other forms of interest-bearing investments;

     d.   Common Stock Credits; and

     e. Such other investment options as may be designated by the Committee, in its sole discretion, from time to time; provided, however, that a fund consisting solely or primarily of Common Stock Credits, shall at all times, be maintained hereunder.

    8.5 Common Stock Credits. Notwithstanding any provision of this Plan to the contrary, if a Participant elects to defer Common Stock in accordance with
Section 5.4 hereof or defer Option Gain in accordance with Section 7.2 hereof, the Committee shall direct that the amount of such deferral shall be deemed invested in Common Stock Credits. Unless the Committee expressly provides to the contrary, Common Stock Credits allocated to a Participant's Deferred Benefit Account shall be held and deemed invested in such Common Stock Credits at all times pending distribution.

    The number of Common Stock Credits allocated to a Participant's Deferred Benefit Account shall be based upon the Fair Market Value of Common Stock determined as of each applicable Determination Date. An amount equal to dividends payable with respect to Common Stock represented by the Common Stock Credits allocated to a Participant's Deferred Benefit Account shall be credited to such account, in the form of additional Common Stock Credits. The amount of such credits shall be based upon the Fair Market Value of Common Stock as of the dividend payment date. Any stock dividend, stock split, or other recapitalization shall be reflected in the Common Stock Credits allocated to a Participant's Deferred Benefit Account.

    If a Participant's deferrals hereunder are deemed invested in Common Stock Credits, then any distribution with respect to such deferrals shall be made in the form of Common Stock, with cash distributed in lieu of a fractional share. Prior to the distribution of Common Stock hereunder, a Participant shall have no rights as a shareholder with respect to amounts deemed invested in Common Stock Credits.

    8.6 Accounting. As of each Determination Date, a Participant's Accounts shall be adjusted as follows:

    a. There shall be credited to each Deferred Benefit Account the amount of any Fees deferred not later than 30 days following the applicable payment date.

    b. Interest, gain or loss, including, without limitation, dividend equivalent units, shall be credited (or charged) to the Participant's Accounts for the period since the immediately preceding Determination Date.

    c.   Each  Account  shall  be  reduced  by any  payment  or  other  form  of
         distribution   or  transfer  made  since  the   immediately   preceding
         Determination Date.

    8.7 Valuation Notice. At least as frequently as each Annual Determination Date, the Committee shall furnish each Participant with a valuation notice which includes the amounts credited to the Participant's Accounts and the earnings, gains or losses allocated to such Accounts since the immediately preceding Determination Date.

                                   ARTICLE IX
                                SERVICE BENEFITS

    9.1 Form of Service Benefit. A service benefit shall be payable in accordance with the Participant's election on Schedule A in the form of:

     a.   Substantially   equal  annual   installment   payments  for  a  period
          designated by such Participant of five or ten consecutive years; or

     b.   A single-sum payment.

    If no election is received by the Committee, or if a Participant's election cannot be administered, such Participant's service benefit shall be distributed in the form of a single-sum payment.

    9.2 Amount of Service Benefit. The amount of a Participant's service benefit hereunder shall equal the amount credited to such Participant's Accounts, determined in accordance with the following rules:

a. If such benefit is paid in the form of a single-sum, such benefit shall equal the aggregate amount credited to such Participant's Accounts as of the Determination Date that corresponds to or immediately follows such Participant's Benefit Commencement Date.

     b. If such benefit is paid in the form of installments, the amount of each annual installment shall equal the aggregate value of the Participant's Accounts as of the Annual Determination Date that coincides with or immediately precedes the payment date multiplied by a fraction (i) the numerator of which is one, and (ii) the denominator of which is the number of annual installments remaining to be paid pursuant to the Participant's election. To effect the payment of any installment hereunder, Common Stock Credits shall be distributed first; thereafter, each Participant's investment specifications shall be deemed liquidated and distributed on a pro rata basis. During the installment period, the Participant's Accounts shall be credited with income, gain or loss in accordance with the provisions of Article VIII hereof.

    9.3 Time of Payment. A Participant's service benefit shall be payable (or payments shall commence) not later than the first day of the seventh calendar month immediately following such Participant's Benefit Commencement Date. If a Participant's service benefit is payable in the form of annual installments, any remaining installment shall be paid not later than March 1st of each succeeding Plan Year.

    9.4 Single-Sum Payment. If the value of a Participant's Accounts is $50,000 or less as of the date on which his or her service as an Eligible Director with the Company and all Affiliates ceases or as of a Participant's Benefit
Commencement Date, then notwithstanding any provision of this Plan to the contrary, the Committee shall distribute such amount to the Participant in the form of an immediate single-sum payment as of such date. No additional benefit shall be payable with respect to such Accounts.

    9.5 Schedule A. Each Participant's elections on Schedule A as to the designation of a Benefit Commencement Date and/or the form of payment shall apply to the aggregate amount allocated to each such Participant's Accounts. A Participant shall be entitled to modify his or her Schedule A, from time to time, with respect to the designation of a Benefit Commencement Date or the form in which his or her service benefit is distributed hereunder; provided, however, that any such modification shall be effective only if received and accepted by the Committee at least 18 months prior to his or her termination of service on the Board of Directors of the Company and all Affiliates or 18 months prior to his or her Benefit Commencement Date, if earlier.

                                   ARTICLE X
                                 DEATH BENEFITS

    10.1 Beneficiary Designation. A Participant shall be entitled to designate one or more Beneficiaries on forms provided by the Committee. Any such designation may be modified by delivery of a new designation to the Committee. Any designation or modification shall be effective upon its receipt and acceptance by the Committee. If a Participant fails to designate a Beneficiary or if a Participant's designation cannot be administered, the Participant's estate shall be deemed his or her Beneficiary hereunder.

    10.2 Participant's Death Before Benefit Commencement Date. If a Participant dies before his or her Benefit Commencement Date, the Participant's Beneficiary shall be paid a death benefit in the form of a single-sum payment, commencing as soon as practicable after the Annual Determination Date following the Participant's death.

    10.3 Participant's Death After Benefit Commencement Date. If a Participant dies after his or her Benefit Commencement Date, the Company shall pay to the Participant's Beneficiary the remaining benefit, if any, that would otherwise be payable to the deceased Participant, determined in accordance with the terms of his or her Schedule A.

    10.4 Death of Beneficiary. In the event of the death of a Beneficiary, the remaining benefit to which such deceased Beneficiary was entitled, if any, shall be payable to the beneficiary or beneficiaries designated in writing by such Beneficiary on a form submitted to the Committee (or such benefits shall be payable to the Beneficiary's estate if the Beneficiary fails to designate a successor beneficiary or beneficiaries).

                                   ARTICLE XI
                  HARDSHIP WITHDRAWALS AND OTHER DISTRIBUTIONS

    11.1 Hardship Withdrawal. If a Participant experiences a Financial Hardship, such Participant may request the Committee to approve the withdrawal of all or a portion of the aggregate value of his or her Accounts in the form of an immediate single-sum payment, subject to the limitations set forth below.

     a. "Financial Hardship" means the occurrence of a severe financial hardship resulting from extraordinary and unforeseeable circumstances beyond the control of a Participant.

     b. A request for withdrawal shall be made, in writing, and shall set forth the circumstances surrounding the Financial Hardship. As a condition of and part of such request, the Participant shall provide to the Committee his or her written representation that (i) the hardship cannot be relieved by insurance or other reimbursement reasonably available to the Participant, (ii) the hardship can only be relieved by liquidation of the Participant's assets and any such liquidation would itself result in severe damage or injury to the Participant, and (iii) the Participant has no reasonable borrowing capacity to relieve the hardship. The Committee shall be entitled to request such additional information as may be reasonably required to determine whether a Financial Hardship exists and the amount of the hardship and to establish additional conditions precedent to the review or granting of a request for a withdrawal on account of a Financial Hardship.

c. If the Committee determines that a Financial Hardship exists, the Committee may authorize the immediate distribution of an amount required to meet the financial need created by such hardship, including any taxes payable on account of such distribution.

d. To effect a withdrawal hereunder, each Participant's investment specifications shall be deemed liquidated on a pro rata basis, except that Common Stock Credits shall be converted to Common Stock and withdrawn last.

e. The amount of a withdrawal on account of a Financial Hardship shall reduce the amount credited to a Participant's Accounts, and the Participant's Accounts shall be reduced by an amount equal to 10% of the amount withdrawn.

f. The Committee shall require, as a condition of any withdrawal on account of a Financial Hardship, the termination of any deferral election as to any Fees with respect to which services have not yet been performed. In no event shall the affected Participant be entitled to enter into a new Schedule A until the January 1st immediately following the year in which such cessation of a deferral occurs.

g. The Committee may establish such additional rules as may be reasonably required to administer the withdrawal of amounts under this Section
         11.1. Such rules may include, but shall not be limited to, the imposition of additional conditions precedent to the withdrawal, the determination of the amount of any benefit reduction, and the disposition of any terminated deferral election under Section 11.1f, hereof. The determination by the Committee as to all matters pertaining to a Financial Hardship shall be final and binding upon all affected Participants and Beneficiaries.

    11.2 Early Payments. Notwithstanding any provision of this Plan to the contrary, the Committee may direct the distribution to any Participant (or Beneficiary) in the form of an immediate single-sum payment all or any portion of the amount then credited to a Participant's affected Deferred Benefit Account, if an Adverse Determination is made with respect to such Participant. For this purpose, the term "Adverse Determination" shall mean that, based upon Federal tax or revenue law, a published or private ruling or similar announcement issued by the Internal Revenue Service, a regulation issued by the Secretary of the Treasury, a decision by a court of competent jurisdiction, a closing agreement made under Section 7121 of the Code that is approved by the Internal Revenue Service and involves such Participant or a determination of counsel, a Participant has or will recognize income for Federal income tax purposes with respect to any amount that is or will be payable under this Plan before it is otherwise to be paid hereunder.

    Notwithstanding the provisions of this Section 11.2, any payment on account of an Adverse Determination shall be made in accordance with an opinion of counsel that such payment complies with any restrictions or limitations imposed under applicable Federal or state securities laws.

    11.3 Change in Control. Notwithstanding any provision of this Plan to the contrary, upon the occurrence of a Change in Control, the Committee shall provide each affected Participant with written notice of the occurrence of such change or transaction. Each affected Participant may request distribution of all or a portion of the aggregate value of his or her Accounts by providing written notice to the Committee, within 30 days of receipt of notice of such event, which notice shall designate the amount to be withdrawn. Any such withdrawal shall be subject to the following rules and limitations:

     a. Such withdrawal shall be made not later than 30 days after notice is received by the Committee;

     b.   No more than one such withdrawal shall be permitted hereunder;

     c. To effect a withdrawal hereunder, each Participant's investment specifications shall be deemed liquidated and distributed on a pro rata basis, except that Common Stock Credits shall be converted to Common Stock and withdrawn last; and

     d. Each affected Participant's Accounts shall be reduced by the amount of the withdrawal and an amount equal to 10% of such withdrawal.

    11.4 Disability. If a Participant becomes Disabled, he or she shall be entitled to request the withdrawal of all or a designated portion of his or her Accounts by providing written notice to the Committee at any time after such Disability commences. "Disabled or Disability" means that a Participant would be receiving benefits under the Company's (or an Affiliate's) separate long-term disability plan, if such director were a participant therein. The Committee shall determine whether a Participant is or becomes Disabled. The Committee shall distribute the affected portion of such Participant's Accounts as soon as practicable after receipt of written notice, subject to the following rules and limitations:

    a.   No more than two such withdrawals shall be permitted hereunder;

    b. To effect a withdrawal hereunder, each Participant's investment specifications shall be deemed liquidated and distributed on a pro rata basis, except that Common Stock Credits shall be converted to Common Stock and withdrawn last; and

    c. At the time of each such withdrawal, the affected Participant's Accounts shall be reduced by the amount of the withdrawal and an amount equal to 10% of such withdrawal.

                                   ARTICLE XII
                               PLAN ADMINISTRATION

    12.1 Powers. This Plan and all matters related thereto shall be administered by the Committee. Notwithstanding the foregoing, the Board of Directors may act in lieu of the Committee hereunder. The Committee shall have the power and authority to interpret the provisions of this Plan and shall determine all questions arising under the Plan including, without limitation, all questions concerning administration, eligibility, the determination of benefits hereunder, and the interpretation of any form or other document related to this Plan. In addition, the Committee shall have the authority to prescribe, amend and rescind rules and administrative procedures relating to the operation of this Plan, to instruct any trustee as to the investment of any asset held for the purposes described in Section 14.3 hereof, and to correct any defect, supply any omission or reconcile any inconsistency in this Plan.

    Any determination by the Committee need not be uniform as to all or any Participant hereunder. Any such determination shall be conclusive and binding on all persons. The Committee shall engage the services of such independent actuaries, accountants, attorneys and other administrative personnel as it deems necessary to administer the Plan.

    12.2 Payments. The Committee shall have the power and authority to determine the time and amount of any distribution or withdrawal hereunder. The Committee shall direct the trustee of any trust established pursuant to Section 14.3 hereof, in writing, as to any such distribution or withdrawal.

    12.3 Delegation of Administrative Authority. The Committee, in its sole discretion, may delegate to the executive officers of the Company all or any portion of the power and authority granted to it hereunder. When acting in accordance with such delegation (whether made orally or in writing) such officers shall be deemed to possess the power and authority granted to the Committee hereunder and may delegate limited authority to designated employees to facilitate the administration, management or interpretation of the Plan.

                                  ARTICLE XIII
                              PARTICIPANTS' RIGHTS

    13.1 Spendthrift Provision. Neither a Participant nor any other person shall have any right to commute, sell, assign, transfer, pledge, anticipate, mortgage or otherwise encumber any amount payable hereunder. No amount payable under this Plan shall, prior to actual payment, be subject to seizure or sequestration for the payment of any debt, judgment, alimony or separate maintenance owed by a Participant or any other person. No amount payable under this Plan shall be transferable by operation of law in the event of a Participant's or other person's bankruptcy or insolvency.

    13.2 Transfer of Options. Notwithstanding the provisions of Section 13.1 to the contrary, the Committee, in its sole discretion, may provide that Options granted hereunder, including outstanding Options granted prior to the Effective Date, may be transferred by a Participant to members of such Participant's immediate family, any trust for the benefit of such family members, and/or partnerships whose partners are such family members, but such transferees may not transfer such Options to third parties. For purposes of this Section 13.2, the term "immediate family" shall have the meaning ascribed to such term in Rule 16a-1(e) promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

    Each transferee shall be subject to the terms and conditions applicable to the Option prior to the transfer, and prior to any transfer hereunder, each such transferee and the related Participant shall enter into a written agreement with the Committee acknowledging such terms and conditions, including, but not limited to, the conditions with regard to the liability for payment of any and all taxes, as well as any other restriction determined to be reasonably necessary by the Committee. To the extent the Committee determines that any transfer hereunder would result in the loss of the exemption provided under Rule 16b-3 of the Exchange Act or a similar provision, such transfer shall be deemed invalid.

    13.3 Obligation for Benefit Payments. Notwithstanding any provision of this Plan to the contrary, the payment of benefits under this Plan shall remain the obligation of the Company or any such Affiliate. In the event the Company designates a third-party as the payor of the benefits and the assets of such third-party are insufficient to meet the payment obligations of the Company or an Affiliate, the Company or such Affiliate shall remain responsible for such deficiency.

    13.4 Tax Reporting. The Company or an Affiliate or any third-party payor shall report, and if necessary, withhold from the payment benefits hereunder any amount required to be withheld under applicable Federal or state tax laws.

                                   ARTICLE XIV
                                  MISCELLANEOUS

    14.1 Termination of Plan. The Board of Directors shall have the right, at any time, to terminate this Plan. The Board shall provide written notice of such termination to each Participant hereunder. In the event of any such termination, the deferral of Fees hereunder shall immediately cease. Each Participant shall receive a distribution of the value of his or her Deferred Benefit Account as of the Determination Date that is at least six months after the date of termination. Such distribution shall be made in the form of an immediate single-sum payment, and amounts allocated to Common Stock Credits shall be distributed in the form of Common Stock, with cash distributed in lieu of a fractional share. During the 30-day period immediately following receipt of such notice, each Participant shall be entitled to elect a distribution of all or a portion of the amount then credited to his or her Accounts in the form of an immediate single-sum payment. In the event a Participant elects a single-sum payment hereunder, the value of his or her Accounts shall be reduced by 10% of the amount of the payment.

    14.2 Amendment and Modification. The Board of Directors of the Company may amend this Plan, in its discretion; provided, however, that any amendment adversely  affecting  amounts  then  credited  to  Accounts  hereunder  shall be approved by each affected Participant (or his or her Beneficiary). Notwithstanding the foregoing, the consent of any Participant or Beneficiary shall not be required if the Board of Directors reasonably determines that an amendment is necessary to ensure that amounts credited to a Participant's
Accounts are not subject to Federal income taxation until withdrawn or distributed or to ensure that the Plan is deemed to be unfunded within the meaning of the Employee Retirement Income Security Act of 1974, as amended.

    14.3 Funding. The Company may, in its discretion, establish a trust in connection with the adoption of this Plan. Each year during the continuance of this Plan, the Committee may designate amounts or property to be added to the trust on behalf of the Company or an Affiliate. The property comprising the assets of such trust, including any insurance policy on the life of a Participant purchased by such trust or contributed to such trust by the Company or an Affiliate, shall at all times remain the property of such trust. The trustee of such trust shall distribute the assets comprising such trust in accordance with the provisions and the trust agreement, all as instructed by the Committee, but in no event shall such trustee distribute the assets of such trust to or for the benefit of the Company or any Affiliate, except as provided in the trust agreement.

    No Participant or Beneficiary shall have the right to, or claim under or against, any insurance policy on the life of the Participant obtained by the Company or an Affiliate or any asset held in trust to help defray the cost incurred in providing benefits under this Plan. Any such policy or other property shall be, and remain, a general, unpledged asset of the Company or an Affiliate or the trust, as the case may be.

    14.4 Inurement. This Plan shall be binding upon and shall inure to the benefit of the Company and each Participant hereto and their respective heirs, executors, administrators, successors and assigns.

    14.5 Governing Law. This Plan is governed by the internal laws of the State of Louisiana, in all respects, including matters of construction, validity and performance.

    THIS PLAN was approved by the Board of Directors of Whitney Holding Corporation on January 24, 2001, to be effective as of April 25, 2001.

                                WHITNEY HOLDING CORPORATION

                                By:
                                    --------------------------------------
                                Its:
                                    --------------------------------------

                           WHITNEY HOLDING CORPORATION
                        2001 DIRECTORS' COMPENSATION PLAN
                                    EXHIBIT A


     The following shall be Affiliates designated as participating entities under the Whitney Holding Corporation 2001 Directors' Compensation Plan:


        Name                        Federal Tax Identification No.
     Whitney National Bank                   72-0352101


     This Exhibit A shall be amended from time to time by the Committee to add or remove entities designated as participating entities under the Plan.

                                   PROXY CARD



[Whitney Logo]                                   VOTE BY TELEPHONE OR INTERNET
                                                  24 HOURS A DAY, 7 DAYS A WEEK

           TELEPHONE                                INTERNET                               MAIL
        1-800-650-1533                 http://proxy.shareholder.com/wtny
Use  any touch-tone telephone to       Use the Inernet to vote your proxy.      Mark, sign and date your proxy
vote your proxy. Have your proxy       Have your  proxy card in hand when       card  and  return  it  in  the
card in hand when  you call. You       you access the  website.  You will       postange-paid envelope we have
will  be  prompted to enter your       be prompted to enter  your control       provided.
control  number, located  in the       number, located in the box  below,
box  below, and then follow  the       to create an electronic ballot.
simple directions.

Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned the proxy card.

If you have submitted your proxy by telephone or the Internet there is no need for you to mail back your proxy.


CALL TOLL-FREE TO VOTE .  IT'S FAST AND CONVENIENT
                 1-800-650-1533

                                                        CONTROL NUMBER FOR
                                                   TELEPHONE OR INTERNET VOTING


                       DETACH PROXY CARD HERE IF YOU ARE NOT
                         VOTING BY TELEPHONE OR INTERNET
--------------------------------------------------------------------------------

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL OF THE FOLLOWING PROPOSALS:

1. Election of one Director to serve         For all nominees      WITHHOLD AUTHORITY to vote          *EXCEPTIONS
   until the 2005 Annual  Meeting and        listed below   [ ]    for all nominees listed below. [ ]              [ ]
   three to serve until the 2006 Annual
   Meeting, or until their successors
   are elected and qualified.

Term expiring 2005: 01-Mr. Eric J. Nickelsen
Terms expiring 2006: 02-Mr. William A. Hines, 03-Mr. Alfred S. Lippman and 04-Ms. Carroll W. Suggs.
(INSTRUCTIONS:To withhold authority to vote for any individual nominee, mark the "Exceptions" box and write that nominee's name on the line below.) *Exceptions
________________________________________________________________________________

2. Ratification of the selection of      3.  Proposal to approve the Whitney
   Arthur Andersen LLP as independent        Holding Corporation 2001 Directors'
   accountants for 2001                      Directors' Compensation Plan.

    For []   Against []   Abstain []         For  []   Against []    Abstain []



If you agree to access our Annual Report and Proxy Statement electronically in the future, please mark this box. x

                                                      Change of Address and
                                                      or Comments Mark Here  x

                    NOTE: Please sign as your name appears hereon. If shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. If a corporation, please sign in full corporate name by authorized officer. If a partnership, please sign in full partnership name by authorized person.



                                   Date __________________________________, 2001
                                   _____________________________________________
                                   _____________________________________________
                                           SIGNATURE OF SHAREHOLDER(S)

                                   Votes MUST be indicated
                                   (x) in Black or Blue ink. x

Please Sign, Date and Return the Proxy Promptly Using the Enclosed Envelope.


--------------------------------------------------------------------------------


                             YOUR VOTE IS IMPORTANT

     Whether or not you expect to attend the meeting, please mark, date, sign and promptly return the enclosed proxy in the accompanying envelope, which requires no postage if mailed in the United States. You may also cast your vote by telephone or internet. You may, of course, later revoke your proxy and vote in person.

Whitney Makes Internet Distribution of Proxy Material  Available

Registered shareholders may elect to receive the Company's future annual report, proxy statement and an on-line version of the proxy ballot for voting your shares via the Internet. If you elect this method of future delivery and mail this year's proxy back, please place an "X" in the appropriate box on the proxy card.

Shareholders who elect future electronic delivery would be notified by The Bank of New York when the information is available and you would not be mailed a printed copy of the annual report, proxy statement or proxy card.

Shareholders who do not elect and consent to electronic delivery will continue to be mailed the printed copy of the annual report, proxy statement and proxy card.


                           WHITNEY HOLDING CORPORATION
                                    P R O X Y
                       Solicited by the Board of Directors

     The undersigned  hereby appoints Lloyd J. Abadie,  Richard C. Hart and John
A. Rehage, and each of them, proxies with full power of substitution, to represent and to vote all shares of Common Stock of Whitney Holding Corporation which the undersigned is entitled to vote at the Annual Meeting of Shareholders of said corporation to be held on April 25, 2001 or any adjournments or postponements thereof (1) as hereinafter specified upon the proposals listed below and (2) in their discretion upon such other business as may properly come be ore the meeting.

                  (Continued And To Be Signed On Other Side.)


                                               WHITNEY HOLDING CORPORATION
                                               P.O. BOX 11183
                                               NEW YORK, N.Y. 10203-0183